SCHEDULE 14A
(Rule 14a — 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:

       [   ]   Preliminary proxy statement.
       [   ]   Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
       [X]   Definitive proxy statement.
       [   ]   Definitive additional materials
       [   ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

COMSTOCK RESOURCES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.
[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

       [   ]  Fee paid previously with preliminary materials.
       [   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

COMSTOCK RESOURCES, INC.
Notice of 2004 Annual Meeting of Stockholders
and Proxy Statement

Please Complete, Sign, Date And Return Your Proxy Promptly

Monday, May 10, 2004 10:00 A.M. Westin Stonebriar Resort 1549 Legacy Drive Frisco, Texas 75034

COMSTOCK RESOURCES, INC.
5300 Town and Country Blvd. Suite 500 Frisco, Texas 75034

April 13, 2004

Dear Comstock Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Comstock Resources, Inc. The meeting will be held at 10:00 a.m., local time, on Monday, May 10, 2004, at the Westin Stonebriar Resort at 1549 Legacy Drive in Frisco, Texas. Your board of directors and management look forward to greeting those of you who are able to attend in person. We have included a map and directions to the meeting site on the back page of this proxy statement.

·	You will find enclosed the Notice of Annual Meeting of Stockholders on the following page that identifies two proposals for your action.

·	At the meeting we will present a report on Comstock’s 2003 operating results and on other matters of interest to you.

·	You will find enclosed our 2003 Annual Report, which includes our financial statements.

        Your vote is important. The board of directors appreciates and encourages stockholder participation in Comstock’s affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

        On behalf of the board of directors, thank you for your cooperation and continued support.

Sincerely,

M. Jay Allison Chairman of the Board and President

COMSTOCK RESOURCES, INC.

5300 Town and Country Blvd.
Suite 500
Frisco, Texas 75034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 10, 2004

        The 2004 Annual Meeting of Stockholders of Comstock Resources, Inc. will be held at the Westin Stonebriar Resort at 1549 Legacy Drive in Frisco, Texas, on May 10, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To elect two Class A directors to serve a term of three years until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as independent public accountants for 2004; and

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

        You must be a stockholder of record at the close of business on April 12, 2004, to be entitled to vote at the annual meeting.

        Your participation in Comstock’s affairs is important. Our officers will be present to respond to questions from stockholders. To ensure your representation, if you do not expect to be present at the meeting, please sign and date the enclosed proxy card and return to us promptly. A stamped envelope has been provided for your convenience. The prompt return of proxies will ensure a quorum and save us the expense of future solicitation.

By Order of the Board of Directors,

Roland O. Burns Secretary

April 13, 2004

IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

COMSTOCK RESOURCES, INC.
5300 Town and Country Blvd.
Suite 500
Frisco, Texas 75034

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 10, 2004

INTRODUCTION

        Our board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting and to obtain your support on the proposal being voted on. You are invited to attend the annual meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf. Our principal executive offices are located at 5300 Town and Country Blvd., Suite 500, Frisco, Texas 75034.

This Proxy Solicitation

        There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. We are first sending the notice, this proxy statement, and the proxy card on or about April 13, 2004 to all stockholders entitled to vote.

        This proxy statement provides you with a variety of information on the proposals and other matters that you may find useful in determining how to vote. It is divided into five sections following this Introduction:

·	“Voting,” page 2.
·	“Security Ownership of Certain Beneficial Owners and Management,” page 3.
·	“Proposals to be Voted Upon,” page 4.
·	“Corporate Governance Matters,” page 6.
·	“Executive Compensation,” page 8.
·	“Other Matters,” page 15.

        For your reference, a table showing the performance of our common stock over the past five years is included on page 14.

        We are soliciting and will pay for soliciting these proxies. Our directors, officers and employees may solicit proxies in person, by telephone or by other electronic means of communication. We have also retained American Stock Transfer & Trust Company to assist in distributing proxy solicitation materials. We will reimburse brokers and other nominees for reasonable out-of-pocket expenses they incur in forwarding these proxy materials to you if you are a beneficial owner.

The Annual Meeting

        The annual meeting will be held on Monday, May 10, 2004 at the Westin Stonebriar Resort in Frisco, Texas, beginning at 10:00 a.m. A quorum of stockholders is necessary to hold a valid meeting. A majority of our common stock must be represented at the annual meeting, whether in person or by proxy, for a quorum to exist.

        Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the annual meeting. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on other matters because he does not have the authority to do so. Abstentions and broker non-votes will not be counted when tabulating the votes cast on the election of the directors.

Stockholders

        On April 12, 2004, we had 34,678,862 issued and outstanding shares of common stock, held by approximately 7,000 beneficial stockholders. Such shares are eligible to vote at the annual meeting.

        You are entitled to one vote at the annual meeting for each share of our common stock that you owned of record at the close of business on April 12, 2004. The number of shares you own (and may vote) is listed on the enclosed proxy card.

VOTING

How to Vote Your Shares

        You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting, and obtain and submit a ballot, which will be provided at the meeting. To vote by proxy, you must complete, sign, date and return the enclosed proxy card.

        The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your shares at the annual meeting in accordance with your instructions. The board of directors has appointed M. Jay Allison and Roland O. Burns to serve as the proxies for the annual meeting.

        Your proxy will be valid only if you sign, date and return it so that it is received before the annual meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares “for” the election of the nominated directors. If any nominee for election to the board of directors is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment. The board of directors knows of no matters, other than those described above, to be presented for consideration at the annual meeting.

        You may revoke your proxy at any time before it is exercised by any of the following means:

·	Notifying our Corporate Secretary in writing of such revocation;
·	Submitting a properly completed and later dated proxy; or
·	Attending the annual meeting and voting in person. Your attendance at the annual meeting will not by itself revoke a proxy; you must vote your shares.

Where to Find Voting Results

        We will publish the voting results in our Quarterly Report on Form 10-Q for the second quarter of 2004, which we intend to file with the Securities and Exchange Commission (the “Commission”) in August 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth stockholder information as of April 12, 2004, for persons known to us to be large stockholders (5% or more), directors or executive officers. Ownership of our common stock is shown in terms of “beneficial ownership.” A person generally “beneficially owns” shares if he has either the right to vote those shares or dispose of them. More than one person may be considered to beneficially own the same shares. In this proxy statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him. Shares shown as beneficially owned by our executive officers include shares that they have the right to acquire by exercising options on or before June 11, 2004. The percentages shown in this proxy statement compare the person’s beneficially owned shares with the total number of shares of our common stock outstanding on April 12, 2004 (34,678,862 shares).

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number (2)		Percent
M. Jay Allison	2,346,704		6.4%
President, Chief Executive Officer and
Chairman of the Board of Directors
Roland O. Burns	678,472		1.9%
Director, Senior Vice President, Chief
Financial Officer, Secretary and Treasurer
Mack D. Good	45,000		*
Vice President of Operations
David K. Lockett	32,336		*
Director
Cecil E. Martin, Jr.	51,399		*
Director
Stephen E. Neukom	30,000		*
Vice President of Marketing
Richard G. Powers	114,000		*
Vice President of Land
Daniel K. Presley	57,500		*
Vice President of Accounting
David W. Sledge	64,864		*
Director
Michael W. Taylor	137,500		*
Vice President of Corporate Development

All Executive Officers and Directors as a Group (10 Persons)	3,557,775		9.5%

Barclays Private Bank Limited	2,879,737	(3)	8.3%
59/60 Grosvenor Street
London, England

* Indicates less than one percent.

(1)	Unless otherwise noted, the address of each beneficial owner is c/o Comstock Resources, Inc., 5300 Town and Country Blvd. Suite 500, Frisco, Texas 75034.
(2)

Includes shares issuable pursuant to stock options which are presently exercisable or exercisable within 60 days of April 12, 2004 in the following amounts: Mr. Allison–1,705,000 shares; Mr. Burns–451,250 shares; Mr. Good–45,000 shares; Mr. Lockett –30,000 shares; Mr. Martin–40,000 shares; Mr. Neukom–30,000 shares; Mr. Powers–114,000 shares; Mr. Presley–57,500 shares; Mr. Sledge–30,000 shares; Mr. Taylor–137,500 shares; and all executive officers and directors–2,640,250 shares.

(3)	Represents shares held on December 31, 2003, based on filing on Schedule 13-G dated February 13, 2004.

PROPOSALS TO BE VOTED UPON

(1) Election of Directors

        On the agenda for the annual meeting will be the election of two Class A directors each to serve a term of three years beginning at this annual meeting. The nominees receiving the greatest number of votes cast will be elected. So, if you do not vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. A “broker-non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director. Our board of directors presently consists of five members comprised of three classes (Class A, B and C). Directors are elected in classes to serve terms of three years. The current Class A director, whose term will expire at the annual meeting, is Cecil E. Martin, Jr. The Class B directors, whose terms expire in 2005, are M. Jay Allison and David W. Sledge. The Class C directors, whose terms expire in 2006, are Roland O. Burns and David K. Lockett.

        The board of directors has nominated Cecil E. Martin Jr. for re-election to the board of directors and has nominated Nancy E. Underwood to serve as a new Class A director.

Nominees for Three-Year Term

CECIL E. MARTIN, JR., (62) Director

     Mr. Martin has been one of our directors since 1988. Mr. Martin has been an independent commercial real estate developer since 1991. From 1973 to 1991 he served as Chairman of a public accounting firm in Richmond, Virginia. Mr. Martin holds a B.B.A. degree from Old Dominion University and is a Certified Public Accountant. Mr. Martin also serves as chairman of our auditing committee and a member of our compensation committee and corporate governance / nominating committee.

NANCY E. UNDERWOOD, (53) Director Nominee

        Nancy E. Underwood is a nominee for director. Ms. Underwood is owner and President of Underwood Financial Ltd., which is active in land investments in the Dallas, Texas area. Ms. Underwood holds B.S. and J.D. degrees from Emory University and practiced law in an Atlanta based law firm before joining Underwood Development Corporation in 1981. Ms. Underwood is involved civically in the Dallas community and currently is serving on the boards of the Presbyterian Hospital of Dallas Foundation and the Dallas Historical Society. In 2005, Ms. Underwood will chair the Dallas County Advisory Board of the Salvation Army.

Directors Continuing in Office

M. JAY ALLISON, (48) President, Chief Executive Officer and Chairman of the Board of Directors

    Mr. Allison has been one of our directors since 1987, and our President and Chief Executive Officer since 1988. Mr. Allison was elected Chairman of our board of directors in 1997. From 1987 to 1988, Mr. Allison served as our Vice President and Secretary. From 1981 to 1987, he was a practicing oil and gas attorney with the firm of Lynch, Chappell & Alsup in Midland, Texas. In 1983, Mr. Allison co-founded a private independent oil and gas company, Midwood Petroleum, Inc., which was active in the acquisition and development of oil and gas properties from 1983 to 1987. He received B.B.A., M.S. and J.D. degrees from Baylor University in 1978, 1980 and 1981, respectively. Mr. Allison currently serves on the Board of Regents for Baylor University.

ROLAND O. BURNS, (44) Director, Senior Vice President, Chief Financial Officer, Secretary
and Treasurer

    Mr. Burns has been one of our directors since 1999, and has been our Senior Vice President since 1994, our Chief Financial Officer and Treasurer since 1990 and our Secretary since 1991. From 1982 to 1989, he was employed by the public accounting firm, Arthur Andersen LLP. During his tenure with Arthur Andersen, Mr. Burns worked primarily in the firm’s oil and gas audit practice. Mr. Burns received B.A. and M.A. degrees from the University of Mississippi in 1982 and is a Certified Public Accountant.

DAVID K. LOCKETT, (49) Director

    Mr. Lockett was appointed to our board of directors in 2001. Mr. Lockett is currently a Vice President of Dell Computer Corp. and heads up Dell’s Small and Medium Business Group. Mr. Lockett has been employed by Dell Computer Corp. for the last ten years and has spent the past twenty-five years in the technology industry. Mr. Lockett received a B.B.A. degree from Texas A&M University in 1976.

DAVID W. SLEDGE, (47) Director

    Mr. Sledge was elected to our board of directors in 1996. Since 1996, he has been investing in oil and gas exploration activities. Mr. Sledge served as President of Gene Sledge Drilling Corporation, a privately held contract drilling company based in Midland, Texas until its sale in October 1996. Mr. Sledge served Gene Sledge Drilling Corporation in various capacities from 1979 to 1996. Mr. Sledge is a past director of the International Association of Drilling Contractors and is a past chairman of the Permian Basin chapter of this association. He received a B.B.A. degree from Baylor University in 1979.

        There are no family relationships among any of our officers or directors.

The Board of Directors recommends that stockholders vote FOR the re-election of Mr. Martin and the election of Ms. Underwood.

(2)     Ratification of Appointment of Independent Public Accountants

        The board of directors, upon the recommendation of the audit committee, has appointed Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for 2004. Stockholders are being asked to ratify this appointment. Ernst & Young LLP has served Comstock in this capacity since 2003. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer your questions.

The board of directors recommends that stockholders vote FOR such ratification. Proxies solicited by the board of directors will be so voted unless stockholders specify otherwise in their proxies. The affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is necessary for ratification of the appointment of the independent accountants.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Principles and Code of Business Conduct and Ethics

        The board of directors has adopted a set of corporate governance principles and a code of business conduct and ethics. The governance principles and the code are available on our website at http://www.comstockresources.com.

Determinations of Director Independence

        Under new rules adopted by the New York Stock Exchange (“NYSE”), Comstock must have a majority of independent directors. No board member qualifies as independent unless the board of directors affirmatively determines that the director has no material relationship with Comstock (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comstock). In evaluating each director’s independence, the board of directors considers all relevant facts and circumstances and relationships and transactions between each director, his family members or any business, charity or other entity in which the director has an interest and Comstock, its affiliates, or its executives. As a result of this review, the board of directors affirmatively determined that the nominees for director at the 2004 Annual Meeting are independent from Comstock and its management.

Board of Director Meetings and Committees

        The board of directors of Comstock held seven meetings during 2003. During 2003, Comstock had four standing committees: the audit committee, the compensation committee, the corporate governance / nominating committee and the executive committee. During 2003, the audit committee held five meetings and the compensation committee and the corporate governance / nominating committee each held one meeting. The executive committee did not hold any meetings in 2003. All but one of Comstock’s directors attended all of their board and committee meetings during 2003. One director missed one board and one audit committee meeting.

Adoption of Written Charters

        On July 31, 2003, the board of directors adopted new charters for the audit committee, the compensation committee and the corporate governance / nominating committee. A copy of the charter for each committee is available on our website at http://www.comstockresources.com. A copy of the audit committee charter is also attached to this proxy statement as Annex A.

The Audit Committee

        The primary responsibility of the audit committee is to assist the board of directors in overseeing management and the independent auditors in fulfilling their responsibilities in the financial reporting process of Comstock. The members of the audit committee are Messrs. Martin (Chairman), Lockett and Sledge.

        The board of directors, in its reasonable business judgement, has determined that all three members of the audit committee are independent under the listing standards of the NYSE and the rules of the Commission. In addition, the board of directors has determined that Mr. Martin is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the Commission. Please read the “Audit Committee Report” included in this proxy statement for additional information.

Compensation Committee

        The primary duties of the compensation committee are to assist the board of directors in establishing remuneration arrangements for executive officers and directors and to administer our executive compensation programs. The members of the compensation committee are Messrs. Sledge (Chairman), Lockett and Martin.

        The board of directors, in its reasonable business judgement, has determined that all three members of the compensation committee are independent under the listing standards of the NYSE and the rules of the Commission. None of the members of the compensation committee are, or have been, employees of Comstock, or are employees of any entity for which an executive officer serves on the board of directors. Please read the “Compensation Committee Report on Executive Compensation,” included in this proxy statement for additional information.

Corporate Governance / Nominating Committee

        The primary duties of the corporate governance / nominating committee are to assist the board of directors in identifying and evaluating candidates for members on our board of directors and to nominate candidates for election to our board of directors. The members of the corporate governance / nominating committee are Messrs. Lockett (Chairman), Martin and Sledge.

        The board of directors, in its reasonable business judgement, has determined that all three members of the corporate governance / nominating committee are independent under the listing standards of the NYSE and the rules of the Commission.

Director Nominations Process

        As indicated above, the nominating functions of the board of directors are handled by the corporate governance / nominating committee pursuant to its charter. In evaluating nominees for membership on the board, the corporate governance / nominating committee applies the board qualification standards set forth in our corporate governance guidelines. Under these qualification standards, the corporate governance / nominating committee will take into account many factors, including education, business, governmental and civic experience, diversity, communication, interpersonal and other required skills, independence, wisdom, integrity, an understanding and general acceptance of our current corporate philosophy, a valid business or professional knowledge and experience that can bear on our problems and deliberations, an inquiring mind, the willingness to speak ones mind and ability to challenge and stimulate management, future orientation and the willingness to commit the required time and energy.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the corporate governance / nominating committee may consider such other factors as it may deem are in the best interests of Comstock and its stockholders. The corporate governance / nominating committee evaluates each individual in the context of the board of directors as a whole, with the objective of recommending nominees who can best perpetuate the success of the business, be an effective director in conjunction with the full board, and represent stockholder interests through the exercise of sound judgement using their diversity of experience in these various areas.

        Our corporate governance / nominating committee regularly assesses the appropriate size of the board of directors, and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the corporate governance / nominating committee will consider various potential candidates who may come to the attention of the committee through current board members, professional search firms, stockholders or other persons. Each candidate brought to the attention of the corporate governance / nominating committee, regardless of who recommended such candidate, is considered on the basis of the criteria set fourth in our corporate governance guidelines.

        As stated above, the corporate governance / nominating committee will consider candidates proposed for nomination by our stockholders. Stockholders may propose candidates by submitting the candidate’s name and qualifications for board membership to: Corporate Governance / Nominating Committee, care of Roland O. Burns, Corporate Secretary, Comstock Resources, Inc., 5300 Town and Country Boulevard, Suite 500, Frisco, Texas 75034. Although the corporate governance / nominating committee does not require the stockholder to submit any particular information regarding the qualifications of the stockholder’s candidate, the level of consideration that the corporate governance / nominating committee will give to the stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the committee.

Director Compensation

        In 2003, our non-employee directors received directors’ fees of $40,000 per year. In addition, the chairman of each committee received an additional retainer as follows: audit — $25,000, compensation — $10,000 and corporate governance / nominating — $5,000. In 2004, the director fees for our non-employee directors will increase to $47,500. The additional retainer paid to the chairman of each committee will remain the same. Each director also receives an option to purchase 20,000 shares of common stock when the director is initially elected or appointed to the board of directors and receives an option grant each year at the annual meeting to purchase an additional 10,000 shares of common stock. In addition, we reimburse our directors for expenses, including travel, they incur in connection with attending board or committee meetings. Executive officers of Comstock do not receive additional compensation for serving on the board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of our common stock to file with the Commission and the NYSE initial reports of ownership of common stock and other equity securities of Comstock. Such persons are required by the Commission regulations to furnish Comstock with copies of all Section 16(a) forms they file. The Commission regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based upon a review of these records and amendments thereto, all of these filing requirements for 2003 were timely met.

EXECUTIVE COMPENSATION

        This section provides summary information regarding the compensation of M. Jay Allison, our Chairman of the Board of Directors, President and Chief Executive Officer, and our four most highly compensated officers other than Mr. Allison, which include: Roland O. Burns, our Senior Vice President, Chief Financial Officer, Secretary and Treasurer; Mack D. Good, our Vice President of Operations; Richard G. Powers, our Vice President of Land; and Michael W. Taylor, our Vice President of Corporate Development.

        Messrs. Allison, Burns, Good, Powers and Taylor had their salaries reviewed and established in 2003 for 2004. This is consistent with our compensation principles for executive officers which is described in more detail in the Compensation Committee’s Report on Executive Compensation on page 11. In 2004, Messrs. Allison, Burns, Good, Powers and Taylor received cash bonuses for their performance in 2003. In 2003, the Company awarded a total of 420,000 shares of restricted stock grants to Messrs. Allison and Burns and awarded options to purchase 75,500 shares common stock to Messrs. Good, Powers and Taylor. The executive officers receive medical, group life insurance and other benefits including matching contributions under our 401(k) plan that are available generally to all of our salaried employees.

        The following table sets forth certain information regarding compensation earned during each of our last three fiscal years by Mr. Allison, our Chief Executive Officer, and our four other highest paid executive officers (these persons are referred to as our “named executive officers”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation ($)			Restricted Stock	Stock Option	All Other
Name and Principal Position	Year	Salary	Bonus	Other(1)(2)	Awards($)(3)	Awards(#)	Compensation(4)
M. Jay Allison,	2003	$345,000	$1,126,209	$--	$5,460,000	$--	$72,338
President and Chief	2002	324,000	981,750	15,707	414,000	135,000	66,700
Executive Officer	2001	300,000	890,000	32,799	288,900	260,000	72,500

Roland O. Burns,	2003	$202,000	$433,153	$--	$2,184,000	$--	$36,050
Senior Vice President and	2002	190,000	399,000	4,685	103,500	33,750	32,000
Chief Financial Officer	2001	172,500	330,000	9,805	72,225	66,250	29,125

Mack D. Good,	2003	$159,000	$180,000	$--	$--	30,000	$21,825
Vice President of Operations	2002	150,000	157,500	--	--	25,000	20,250
	2001	130,000	135,000	--	--	25,000	18,750

Richard G. Powers,	2003	$151,000	$130,000	$--	$--	23,000	$19,650
Vice President of Land	2002	143,000	126,000	--	--	18,000	18,150
	2001	131,000	100,000	--	--	28,000	17,050

Michael W. Taylor,	2003	$164,000	$130,000	$--	$--	22,500	$21,550
Vice President of	2002	155,000	147,000	--	--	22,500	20,500
Corporate Development	2001	140,000	135,000	--	--	22,500	19,250

(1)	The value of all perquisites provided to each executive officer by us did not exceed the lesser of $50,000 or 10% of such officer’s salary and bonus for the year.

(2)

In 2001 and 2002, other compensation includes the present value of interest free loans representing premiums paid by us under split-dollar life insurance arrangements for Mr. Allison of $32,799 and $15,707 in 2001 and 2002, respectively, and for Mr. Burns of $9,805 and $4,685 in 2001 and 2002, respectively. Comstock ceased making further premium payments under the split-dollar arrangements in 2003.

(3)

Restricted stock grants in 2003 were made to Mr. Allison and Mr. Burns for 300,000 shares and 120,000 shares, respectively. One-third of such grants vest on January 1, 2006, 2007 and 2008, respectively. Mr. Allison received restricted stock grants of 45,000 shares for each of 2001 and 2002 which vest on July 1, 2005 and 2006, respectively. Mr. Burns received restricted stock grants of 11,250 for each of 2001 and 2002 which vest on July 1, 2005 and 2006, respectively. The total number of shares of restricted stock held, and its value at December 31, 2003, is, with respect to Mr. Allison, 435,000 shares with a value of $8,395,500 and, with respect to Mr. Burns, 153,750 shares with a value of $2,967,375. Dividends, if any, are paid on the shares of restricted stock to the holders.

(4)

This amount represents matching contributions under our 401(k) profit sharing plan and life insurance policy premiums paid by us for the benefit of our executive officers pursuant to our Executive Life Insurance Plan. Participants in this plan will, upon retirement, receive an assignment of the policies including their full cash surrender value. Therefore, these amounts represent the full premiums we paid for these policies.

        The following table sets forth certain information regarding stock options granted during 2003 to our named executive officers.

OPTION GRANTS

	Options	Percent of Total Options Granted to Employees in	Exercise or Base Price	Expiration	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted	Fiscal Year	Per Share	Date	5%	10%
Mack D. Good	30,000	21%	$18.20	2010	$185,692	$421,272
Richard G. Powers	23,000	16%	$18.20	2010	142,364	322,975
Michael W. Taylor	22,500	16%	$18.20	2010	139,269	315,954

        The following table sets forth certain information with respect to the value of our named executive officers’ option exercises in 2003 and unexercised options at December 31, 2003.

OPTION EXERCISES / OPTIONS HELD AT YEAR END

			Number of Securities Underlying Unexercised		Value of Unexercised In-the-Money Options
			Options at Fiscal Year End		at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Received	Exercisable	Unexercisable	Exercisable	Unexercisable
M. Jay Allison	260,000	$2,210,402	1,705,000	405,000	$18,620,875	$4,519,675
Roland O. Burns	65,000	734,437	417,500	101,250	4,507,225	1,127,419
Mack D. Good	34,000	417,220	20,000	105,000	308,500	868,125
Richard G. Powers	31,500	376,076	96,000	77,000	1,144,850	628,590
Michael W. Taylor	26,000	285,276	149,750	90,000	1,337,144	776,363

(1)	The last sale price for a share of common stock as reported by the NYSE on December 31, 2003 was $19.30 and the exercise prices of the options in this table ranged from $3.44 to $18.20 per share.

Employment Agreements

        Effective June 1, 2002, we entered into employment agreements with M. Jay Allison, our President and Chief Executive Officer, and Roland O. Burns, our Senior Vice President, Chief Financial Officer, Secretary and Treasurer. Under the agreements, we have agreed to employ each of Messrs. Allison and Burns for a term of three years. As of each anniversary of the agreements, the agreements will automatically be extended for an additional year, so that the remaining term of the agreements will be three years as of each June 1. The agreements provide that the base salary for Messrs. Allison and Burns will be no less than $375,000 and $250,000, respectively. Each of the agreements provides for the payment of severance benefits if the employee is terminated without cause, in an amount equal to 150% of his salary and bonus for the fiscal year, plus continued medical benefits for 18 months. If there is a change of control of Comstock and the executive terminates employment within six months thereafter (or is terminated by Comstock without cause at any time thereafter), the severance benefit payable to the employee is 300% of his salary and highest annual bonus.

Supplemental Executive Retirement Plan

        In 2001, we adopted a supplemental retirement plan called the Executive Life Insurance Plan. The purpose of the Plan is to provide supplemental retirement benefits to all of our executive officers. Under this plan, we contribute five percent (5%) of each participant’s annual compensation to purchase a variable universal life insurance policy. During employment, the participants may designate a beneficiary to receive payment of the death benefit (reduced by the amount of the premiums paid by us, which are repaid to us), but have no rights of ownership in the policy. Upon a participant’s retirement on or after January 1, 2006, or upon a change of control of Comstock, the policy will be transferred to the participant.

Compensation Committee Report on Executive Compensation

Executive Compensation – Philosophy and Program Components

        Our philosophy is to provide a comprehensive compensation program to attract, retain and reward key members of management who contribute to our success and to motivate the management team in the development and execution of current and long-term business strategies and goals. The three primary components of our executive compensation are: base salary, cash bonuses and stock-based incentives. Stock options and restricted stock grants are made available to key employees under the 1999 Long-term Incentive Plan. Executives also participate in certain benefit plans available to all salaried employees. We believe that a significant portion of our executive officers’ compensation should be linked to our stock’s performance and, in keeping with that objective, a substantial portion of the compensation package is comprised of stock options and restricted stock grants. Comstock’s strategic and operating financial results in 2003 exceeded the board of directors’ goals for the year. In view of these results, the compensation committee believes the compensation paid to our executive officers in 2003 was appropriate.

Base Salary

        In 2003, base salaries for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account among other things, the individual’s initiative, contributions to Comstock’s overall performance, managerial ability and handling of special projects. These same factors are applied by the President, with the assistance of the executive officers, to establish base salaries for other key management employees. Base salaries for executive officers generally are reviewed annually for possible adjustment, but are not necessarily changed that often. The compensation committee also uses industry comparisons to ensure that the base salaries for the executive officers remain competitive in keeping with the objective of retaining key members of management.

Bonuses

        In 2003, the compensation committee approved cash bonuses for key employees based on Comstock’s performance during 2003. The compensation committee reviewed the 2003 bonus awards to the employees that were recommended by our President and approved them without change.

Stock-Based Awards

        Comstock’s named executive officers and other key employees are eligible to receive stock-based awards under the 1999 Long-term Incentive Plan. The objectives of the plan are to attract and retain key employees, and to motivate them to achieve long-range goals. Awards in 2003 consisted of stock options and restricted stock grants. Because employees receive value from stock option grants only if stock price appreciates, the compensation committee believes stock options create a strong incentive to improve long-term financial performance and increase shareholder value. Restricted stock awards made to Comstock’s chief executive officer and senior vice president are forfeitable if such individuals do not remain employees for the vesting period which covers three years, commencing in 2006.

Chief Executive Officer Compensation

        For his performance in 2003, a cash bonus was paid to Mr. Allison. As with all executive officers, Mr. Allison’s bonus compensation is linked to individual performance and our corporate performance. Mr. Allison also received a long-term award of restricted stock grants of 300,000 shares. The restricted stock award is intended to provide three years’ worth of long-term incentive value, and vesting of the award commences in 2006. Based upon the strategic accomplishments of Comstock and the individual achievement of Mr. Allison, the compensation committee believes that the salary, bonus and restricted share awards to Mr. Allison are fair and competitive. Comstock achieved a number of strategic objectives under Mr. Allison’s leadership during 2003 as demonstrated by the company’s strong financial results, debt reduction and production growth.

$1 Million Deduction Limit

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the corporate income tax deduction for compensation paid to each executive officer shown in the summary compensation table in the proxy statement of a public company to $1 million, unless the compensation is “performance-based compensation” and qualifies under certain other exceptions. Our policy is primarily to design and administer compensation plans which support the achievement of long-term strategic objectives and enhance shareholder value. Where it is consistent with the compensation philosophy, the compensation committee will also attempt to structure compensation programs that are tax-advantageous to us. Awards under the 1999 Long- term Incentive Plan qualify as “performance based compensation”.

Compensation Committee of the Board of Directors

David W. Sledge, Chairman David K. Lockett Cecil E. Martin, Jr.

Compensation Committee Interlocks and Insider Participation

        As of December 31, 2003, the following persons served on the compensation committee: David W. Sledge (chairman), David K. Lockett and Cecil E. Martin, Jr. None of the members of the compensation committee are, or have been, employees of Comstock or are employees of any entity for which an executive officer serves on the board of directors.

      Audit Committee Report

        The audit committee assists the board of directors in overseeing: (1) the integrity of Comstock’s financial statements, (2) Comstock’s compliance with legal and regulatory requirements, (3) the independence, qualifications and performance of Comstock’s independent auditors and (4) Comstock’s performance of its internal audit function. The board of directors has made a determination that the members of the audit committee satisfy the requirements of the NYSE listing standards as to independence, financial literacy and experience. The board of directors also determined that Mr. Martin is an “audit committee financial expert,” as defined by the rules of the Commission.

        Management is responsible for the preparation, presentation and integrity of Comstock’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        Ernst & Young LLP served as Comstock’s independent auditor during 2003, and the audit committee has recommended, and the board of directors has approved, the reappointment of Ernst & Young LLP as independent public accountants for 2004. Representatives of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

        In performing its oversight role, the audit committee has reviewed and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the firm’s independence.

        Based on the review and discussions referred to in the above paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        The members of the audit committee are not professionally engaged in the practice of auditing or accounting for Comstock and are not experts in auditor independence standards. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of Comstock’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Ernst & Young LLP is in fact independent.

Audit Committee of the Board of Directors

Cecil E. Martin, Jr., Chairman David W. Sledge, David K. Lockett

PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five years ended December 31, 2003 with the cumulative return on the New York Stock Exchange Index and an index composed of all publicly traded oil and gas companies within SIC Code 1311, consisting of 188 companies. The graph assumes that $100 was invested in each category on the last trading day of 1998 and that dividends, if any, were reinvested.

Stock Performance Graph

Value of $100 Investment
$700
$600
$500
$400
$300
$200
$100
$0
1999
2000
2001
2002
2003
Comstock
Public Oil & Gas Producers
New York Stock Exchange

           Value of $100 Investment:

	1999	2000	2001	2002	2003
Comstock	$ 94	$482	$229	$303	$630
Public Oil & Gas Producers	122	155	142	152	244
New York Stock Exchange	110	112	102	83	108

OTHER MATTERS

Independent Auditor

        Comstock retains Ernst & Young LLP as its principal independent public accountants, as recommended by the audit committee and approved by the board of directors. On May 16, 2003, the board of directors our decided to no engage KPMG LLP as our independent public accountants and to engage Ernst & Young LLP. The decision to not retain KPMG LLP was recommended by the audit committee and approved by the board of directors.

        KPMG LLP’s reports on our consolidated financial statements for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. During the years ended December 31, 2001 and 2002 and the period from January 1, 2003 through the date that our board decided not to engage KPMG LLP, there were no disagreements between Comstock and KPMG LLP on matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, pursuant to Item 304(a)(1) of Regulation S-K, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Independent Auditor Fees

        The table set forth below indicates the amounts billed by Ernst & Young LLP during 2003 for services provided to Comstock.

Audit fees	$139,450
Audit related fees	--
Tax fees	85,275
All other fees	--

Total	$224,725

Audit Committee’s Pre-Approval Policy and Procedures

        The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. Pre-approval is detailed as to the particular service or category of service and is subject to a specific engagement authorization. The audit committee requires the independent auditors and management to report on the actual fees charged for each category of service at audit committee meetings throughout the year.

        During the year, circumstances may arise when it becomes necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval authority from the chairman of the audit committee, who must report on such approvals at the next scheduled audit committee meeting.

        All fiscal year 2003 audit and non-audit services provided by the independent auditors were pre-approved.

Stockholder Proposals

        Any stockholder of Comstock who desires to submit a proposal for presentation at the 2005 Annual Meeting of stockholders and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in our proxy materials, must submit the Rule 14a-8 Proposal to Comstock at our principal executive offices no later than December 15, 2004, unless we notify the stockholder otherwise. Only those Rule 14a-8 Proposals that are timely received by our Corporate Secretary and proper for stockholder action (and otherwise proper) will be included in our proxy materials.

        Any stockholder who desires to submit a proposal for action at the 2005 Annual Meeting of Stockholders, but does not wish to have such proposal (a “Non-Rule 14a-8 Proposal”) included in our proxy materials, must submit such Non-Rule 14a-8 Proposal to Comstock at our principal executive offices no later than February 28, 2004, unless we notify the stockholder otherwise. If a Non-Rule 14a-8 Proposal is not received on or before February 28, 2004, then we intend to exercise our discretionary voting authority with respect to Non- Rule 14a-8 Proposal. “Discretionary voting authority” is the ability to vote proxies that stockholders have executed and returned to us, on matters not specifically reflected in our proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

        Written request for inclusion of any stockholder proposal should be addressed to: Roland O. Burns, Corporate Secretary, Comstock Resources, Inc., 5300 Town & Country Blvd., Suite 500, Frisco, Texas 75034. Comstock recommends that such proposal be sent by certified mail with return receipt requested.

        There were no stockholder proposals submitted for the 2004 Annual Meeting.

Stockholder Communications

        Interested parties may communicate directly with the entire board of directors or with our outside directors by submitting a letter addressed to the member or members of the board of directors to whom the communication is addressed, in to Roland O. Burns, Corporate Secretary, Comstock Resources, Inc., 5300 Town & Country Blvd., Suite 500, Frisco, TX 75034. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate director for review.

Annual Report

        Comstock’s Annual Report to stockholders for the fiscal year ended December 31, 2003, as filed with the Commission, will be sent to any stockholder without charge upon request. Forward written requests to Investor Relations, Comstock Resources, Inc., 5300 Town and Country Blvd., Suite 500, Frisco, TX 75034. Oral requests may be made by calling our principal executive offices at (972) 668-8800. The Annual Report on Form 10-K is also available on the Commission’s website http://www.sec.gov and our website http//www.comstockresources.com.

Roland O. Burns Secretary

Frisco, Texas
April 13, 2004

Annex A

COMSTOCK RESOURCES, INC.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

(Adopted on July 31, 2003)

General

        The board of directors (“Board”) of Comstock Resources, Inc. (the “Company”) has established a committee of the board known as the audit committee (the “Audit Committee”). The purpose of this Amended and Restated Charter (the “Charter”) is to specify the governance and the powers and responsibilities of the Audit Committee.

Audit Committee’s Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Audit Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the rules and regulations of the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies without prior Board approval. All members of the Audit Committee shall be “financially literate” and have a working familiarity with basic finance and accounting practices. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance/Nominating Committee and shall serve for a period of one year or until such time as his or her successor has been duly named or until such member’s earlier resignation, death or removal. The Audit Committee shall have a chairman who shall be designated from among its membership by the Board and who shall preside at meetings of the Audit Committee. In the event that the Board fails to select a chairman, then the members of the Audit Committee shall select a chairman. Audit Committee members may be removed (with or without a cause) and replaced by the Board.

A — 1

Meetings

        The Audit Committee shall meet as often as it determines is necessary to carry out its duties and responsibilities, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        The chairman of the Audit Committee shall designate a person who need not be a member thereof to act as secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the secretary and, whenever reasonably practicable, circulated to each member prior to each meeting.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be solely and directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and shall have sole power to approve all audit engagement fees and terms. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. Notwithstanding the foregoing sentence, pre-approval shall be required if: (i) the aggregate amount of non-audit services is less than the lesser of: (A) 5% of the total amount paid by the Company to the auditor during the fiscal year in which the non-audit services are provided, or (B) $10,000 during such fiscal year, (ii) such services were not recognized by the Company as non-audit services at the time of the engagement, and (iii) such services are promptly brought to the attention of the Audit Committee and, prior to the completion of the audit, are approved by the Audit Committee or by one or more Audit Committee members who have been delegated authority to grant such approvals. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority without prior Board approval, to the extent it deems necessary or appropriate, to retain (and approve compensation of) independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance and self- evaluate its own effectiveness.

A — 2

The Audit Committee, to the extent it deems necessary or appropriate, shall also:

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties countered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

A — 3

9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls. Review and discuss any significant changes in internal controls with the Chief Financial Officer and Chief Executive Officer.

10.	Review and evaluate the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.	Ensure the rotation of the audit partners as required by applicable laws and regulations. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

16.	Review the appointment and replacement of any internal auditing personnel.

17.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

18.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

19.	Review with the independent auditor any difficulties the auditor encountered in the course of its audit work (including any restrictions on the scope of the auditor’s activities or on access to any information, and any significant disagreements with management) and management’s responses thereto.

A — 4

20.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated, in that such independent auditor has not detected or otherwise become aware of information indicating an illegal act (whether or not it may have a material effect on the Company’s financial statements) has or may have occurred, or if such illegal acts have or may have occurred, then the Audit Committee shall have received assurance from the independent auditor that the procedures, notices and resignations (as appropriate) contained in Section 10A(b) of the Exchange Act have been complied with by the independent auditor.

21.	Obtain reports from management, the Company’s internal audit staff and the independent auditor to the effect that none of these persons have any information or knowledge indicating that the Company is not in conformity with applicable legal requirements and the Company’s Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

24.	Discuss with the Company’s outside legal counsel, to the extent deemed appropriate, matters that may have a material impact on the financial statements or the Company’s compliance policies.

25.	Receive and appropriately act upon any reports or disclosures from the Company’s outside legal counsel as may be required by Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission thereunder, if any.

Limitation of Audit Committee’s Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to (i) plan or conduct audits, (ii) determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations or (iii) fairly present the Company’s financial condition, results of operations and cash flow. These are the responsibilities of management and/or the independent auditor. Further, management is responsible for implementing adequate internal accounting and disclosure controls and procedures and for preparing the Company’s financial statements.

A — 5

COMSTOCK RESOURCES, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 10, 2004

10:00 a.m.

at the Westin Stonebriar Resort

Directions to the

Westin Stonebriar Resort

1549 Legacy Drive

Frisco, Texas 75034

FORM OF PROXY

              x     PLEASE MARK YOUR VOTES
                     AS IN THIS EXAMPLE

	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions)
1. Election of Two(2) Class A Directors (term expires in 2007):	_________	_________	_________	NOMINEES: ________ Cecil E. Martin, Jr. ________ Nancy E. Underwood

INSTRUCTION: To withhold authority to vote for the individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: X

2.     Proposal to ratify the appointment of Ernst & Young LLP independent accountants for 2004.

3.     In their discretion on such other matters which may properly come before this meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

SIGNATURE(S)	DATE:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMSTOCK RESOURCES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - MAY 10, 2004

The undersigned hereby appoints M. Jay Allison and Roland O. Burns, and each of them with full power of substitution, attorneys, agents and proxies of the undersigned to vote as directed on the reverse the shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Comstock Resources, Inc. to be held Monday, May 10, 2004 at 10:00 a.m. and any adjournment or adjournments thereof. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock and hereby ratifies and confirms all that said attorneys, their substitutes, or any of them, may lawfully do by virtue hereof.

(To be Signed on Reverse Side.)